Exhibit 10.5

Right and Interest Transfer Agreement (Confidential)

Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. In addition, certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

Right and Interest Transfer Agreement

This Rights and Interests Transfer Agreement (hereinafter referred to as this “Agreement”) is entered into by and between the parties below on ___ (Date) of 2021:

Party A/ Transferor: Hangzhou Adlai Nortye Biopharma Co., Ltd. (hereinafter referred to as “Adlai Nortye”)

Unified social credit code: 9133010176547745XB

Legal representative: Lu Yang

Legal address: Building 8, No. 1008, Xiangwang Street, Yuhang District, Hangzhou City, Zhejiang Province

Zip code: 311100

Contact number: [***]

Party B/Transferee: Xiamen Biotime Biotechnology Co., Ltd. (hereinafter referred to as “Biotime Biotechnology”)

Unified social credit code: 91350205671268681J

Legal representative: Zhang Guofeng

Legal address: No. 188, Pingcheng South Road, Haicang Street, Haicang District, Xiamen City

Zip code: 361026

Contact number: [***]

WHEREAS,

A. Adlai Nortye is a limited company incorporated and duly existing under the laws of China. Biotime Biotechnology is a limited company incorporated and duly existing under the laws of China.

B. After long-term biomedical research and development, Adlai Nortye has independently developed five compounds: “AN4005”, “AN3025”, “AN0015”, “AN9015” and “AN6015” (these five compounds are hereinafter respectively or collectively referred to as “New Drugs under Investigation” or “Cooperative Compounds”).

Right and Interest Transfer Agreement (Confidential)

C. [***]

D. Adlai Nortye agrees to exclusively transfer to Biotime Biotechnology the rights and interests of R&D, production and commercialization of “AN4005” and “AN3025” (two new drugs under investigation) in the Mainland of China, Hong Kong Special Administrative Region, Macau Special Administrative Region and the Taiwan Region of China (hereinafter collectively referred to as “Greater China Right and Interest Region”), and the patent rights and know-how of “AN4005” and “AN3025” obtained or to be obtained under application in the Greater China Right and Interest Region. In addition, Adlai Nortye agrees to exclusively transfer to Biotime Biotechnology the rights and interests of R&D, production and commercialization of “AN0015”, “AN9015” and “AN6015” (three cooperative compounds) in the global region (hereinafter collectively referred to as “Global Right and Interest Region”), and the patent rights and know-how of “AN0015”, “AN9015” and “AN6015” obtained or to be obtained under application in the Global Right and Interest Region. Biotime Biotechnology agrees to accept the transfer of such transaction objects and agrees to pay the corresponding transaction price (as defined below) (the foregoing transfer transactions are hereinafter collectively referred to as this “Transaction”).

NOW, THEREFORE, both parties agree to establish a long-term and stable cooperative relationship in the process of R&D, production and commercialization of the five Cooperative Compounds “AN4005”, “AN3025”, “AN0015”, “AN9015” and “AN6015” in the principle of equality, voluntariness and good faith and on the basis of unlocking their respective advantages. Through amicable negotiation and on the basis of truthful and full expression of their respective wishes, both parties covenant and agree as follows for mutual observance:

1.	Definition of Contract Terms

Unless otherwise expressly set forth in this Agreement, the following terms used in this Agreement are defined as follows:

“Applicable Law” refers to all national, supranational, federal, state, local, foreign or provincial laws, regulations and rules, including case law, and any guidance, principles and requirements of any regulatory authority, as well as any industry norms in force at that time and applicable to the activities carried out under this Agreement.

“Associated Entity” refers to any entity that directly or indirectly controls, is controlled by, or is under common control with a party. “Control”, “controlled by”, “under common control with” refers to the power, at present or thereafter, directly or indirectly, to determine the management and policy direction of the controlled party through voting rights, contracts or other means ; in addition to the foregoing provisions, any entity that holds or controls fifty percent (50%) or more of the outstanding voting securities and/or proxy voting securities or other forms of owner’s equity shall be deemed to have such power of control over the controlled party.

“Clinical Trial Approval”, in mainland China, refers to the approval issued by the State Food and Drug Administration for conducting human clinical trials of drugs in China; or according to the Announcement on Adjusting the Review and Approval Procedures of for Drug Clinical Trials (No. 50, 2018) of State Food and Drug Administration and its alternative regulations, the applicant who applies for drug clinical trials in China, has not received negative or questioning comments from the Center for Drug Evaluation of State Food and Drug Administration within 60 days from the date of acceptance of the application and payment, and has carried out drug clinical trials in accordance with the submitted protocols shall be deemed to have obtained “Clinical Trial Approval”; in regions outside mainland China, “Clinical Trial Approval” refers to the approval or license issued by the drug administration departments in regions outside mainland China for conducting human clinical trials of drugs in mainland China.

“Commercialization” shall have the meaning conferred to it in Article 2.2.

“Cooperative Compound” shall have the meaning conferred to it in light of Clause B.

“Cooperative Product” refers to the pharmaceutical preparation in any form that contains, in part or in whole, any cooperative compound.

Right and Interest Transfer Agreement (Confidential)

“Encumbrance” refers to any claim, easement, encumbrance, lease, security interest, lien, option, pledge, third party rights or restrictions (on voting rights, sale, transfer, disposition or otherwise).

“Financial Year” refers to the period of 12 consecutive months from 1 January each year.

“Force Majeure” refers to the event that is beyond the reasonable control of both parties, unforeseeable, (even foreseeable) unavoidable, and prevents, affects or delays the performance by either party of all or part of its obligations under this Agreement. Such events include but are not limited to earthquakes, typhoons, floods, fires or other acts of God, wars, riots, strikes, severe epidemics or any other similar events.

“Global Right and Interest Region” shall have the meaning conferred to it in light of Clause D.

“Governmental Authority” refers to any federal, national, transnational, state, provincial, local or similar government, governmental, taxation, regulatory or administrative department, agency or commission, or any court, tribunal, judicial or arbitral body in or outside China.

“Greater China Right and Interest Region” shall have the meaning conferred to it in light of Clause D.

“Intellectual Property Right”, on a global scale, refers to (i) all registered and unregistered trademarks (including but not limited to service marks, brand names, certification marks and collective marks), Internet domain names, Internet and wireless network keywords, registered and unregistered designs, copyright, trade dress, registered and unregistered company names and trade names, registered and unregistered tentative names and other indications of origin, applications and registrations of the foregoing, and all goodwill related to and represented by them; (ii) proprietary inventions and discoveries (whether patentable or not), and all patents, registrations, disclosure of inventions and applications for the foregoing, including divisional application, continuation application, continuation-in-part application and renewal application, as well as including renewal, extension and regrant; (iii) confidential information, business secrets, trade secrets and know-how, including processes, systematic combinations, business methods, formulas, drawings, prototypes, models, designs, lists of customers and lists of suppliers; (iv) published and unpublished works, whether copyrightable or not (including but not limited to source code, databases and other combinations of information), copyright in the foregoing, registrations and applications of the foregoing, and all renewals, extensions, recoveries and adaptations thereof; and (v) any other intellectual property or proprietary rights.

“Losses”, to the extent enforceable under applicable laws, refer to all liabilities, losses, claims, damages (including direct, indirect, consequential, incidental and/or special damages), impairment of value, loss of profits, punitive damages, cause of action, litigation, arbitration, administrative proceedings (including informal proceedings), investigations, audits, requirements, assessments, adjustments, judgments, settlement costs, defects, taxes, penalties, fines, interest (including interest accrued from the date on which such compensation is payable), costs and expenses (including settlement costs, interest, litigation costs, arbitration costs, investigation costs, fees and expenses of attorneys, accountants, financial advisers or other experts, and other expenses related to the litigation).

“Mainland China” or “Domestic” refers to the People’s Republic of China, but for the purpose of this Agreement, Hong Kong, Macau and Taiwan are not included.

Right and Interest Transfer Agreement (Confidential)

“Net Sales” refers to the sales of cooperative product in a certain right and interest region minus: (1) customary discounts and rebates given during the sales process; (2) taxes arising from the sales of cooperative product by the seller.

“New Drugs under Investigation” shall have the meaning conferred to it in light of Clause B.

“Patent” refers to an invention patent, application for an invention patent and all substitute applications thereof, divisional patent, continuation patent and continuation-in-part patent, licensed patents related to the patent application, any re-authorized and re-examined licensed patents, utility model patent or design patent and its renewal or continuation (including any supplementary certificate of protection), and any confirmed or registered patent or additional patent based on any such patent and its corresponding patent or application in any country.

“Phase I Clinical Trial” refers to preliminary clinical pharmacology and human safety evaluation trial, which are used to observe the tolerance and the pharmacokinetics of human body to a new drug so as to provide a basis for formulating dosage regimens.

“Phase II Clinical Trial” refers to the preliminary evaluation phase of therapeutic effect, which aims to preliminarily evaluate the therapeutic effect and safety of a drug in patients with target indications and also provide basis for the determination of research design and dosage regimen of Phase III Clinical Trial.

“Phase III Clinical Trial” refers to the confirmation phase of therapeutic effect, which aims to further verify the therapeutic effect and safety of the drug in patients with target indications, evaluate the overall benefit and risk relationship, and ultimately provide sufficient basis for the review of drug registration application.

“Production License” refers to a certificate issued by the relevant government authority that permits the production of a product within its jurisdiction.

“Research and Development” shall have the meaning conferred to it in Article 2.2.

“Technical secret” refers to all undisclosed technical information, including but not limited to data, results, technologies, inventions, discoveries, concepts, methods, templates, research, development and test procedures, sources and supplies, production processes, techniques and specifications, quality control data, analyses and reports, regulatory filings and packaging.

“Transaction Objects” shall have the meaning conferred to it in Article 2.

Right and Interest Transfer Agreement (Confidential)

2.	Transaction Objects

The transaction object under this Agreement refers to the rights and interests of R&D, production and commercialization of “AN4005” and “AN3025” in the Greater China Right and Interest Region, and the rights and interests of R&D, production and commercialization of “AN0015”, “AN9015” and “AN6015” in the Global Right and Interest Region.

The rights and interests of R&D, production and commercialization of the foregoing five Cooperative Compounds include: (1) exclusive rights of preclinical research, clinical development, registration, production and marketing of the foregoing five Cooperative Compounds in their corresponding right and interest regions; (2) as of the signing date of this Agreement, all research data, technical secrets and technical results that have been completed in the research and owned by Adlai Nortye in the research process of the foregoing five Cooperative Compounds; (3) all patent rights, patent application rights of “AN4005” and “AN3025” obtained by Adlai Nortye in the Greater China Right and Interest Region and of “AN0015”, “AN9015” and “AN6015” obtained by Adlai Nortye in the Global Right and Interest Region, and all patent rights, R&D and commercialization rights obtained in the corresponding right and interest regions based on such application; (4) the right to obtain other intellectual property rights in the corresponding right and interest regions based on the above information or based on the technical secrets, technical results and intellectual property rights related to the foregoing five Cooperative Compounds (hereinafter collectively referred to as the “Transaction Objects”. [***])

Right and Interest Transfer Agreement (Confidential)

2.1	“R&D” in the Transaction Objects under this Agreement refers to analysis, test, non-clinical research, clinical research and all other regulatory trials of compounds or drugs, including all post-marketing clinical trials, drug registration application and all relevant regulatory activities (including the activities required by regulatory authorities or activities required by regulatory authorities as a condition or support for obtaining or maintaining regulatory approval of a product), as well as any and all activities relating to new indications, pharmacokinetic studies and all related activities, including work on new formulations, new therapeutic method and new manufacturing methods, etc.

2.2	“Commercialization” in the Transaction Objects under this Agreement refers to all marketing, sales and distribution (including import, export, transportation and commercial sales, customs clearance, warehousing, invoicing, processing and delivery of products) activities prior to and after receipt of the relevant regulatory approvals, including but not limited to: (1) work of sales personnel, advertising, medical education, planning, marketing, training for sales personnel, sales and distribution; and (2) science and medical affairs. For the avoidance of doubt, commercialization does not include any R&D activities, whether conducted before or after regulatory approval.

3.	Handover of R&D Data and Results

3.1	Adlai Nortye will, within [***] days from the effective date of this Agreement, hand over all data and R&D results related to the Transaction Objects listed in Appendix I to Biotime Biotechnology, including but not limited to all preclinical research data and other technical materials related to the New Drugs under Investigation; data related to PCT international patents that have been applied for New Drugs under Investigation; priority patents and global patents, and evidence of related application rights/ patent right -related data obtained based on such applications; existing data used for registration application; and clinical trial approvals (if any) actually obtained in the Greater China Right and Interest Region/ overseas, etc. At the request of Biotime Biotechnology, Adlai Nortye is obliged to guide Biotime Biotechnology to repeatedly verify the experimental data and results of related research data and technical data.

Right and Interest Transfer Agreement (Confidential)

3.2	Regarding the change of the patentee involved in the Transaction Objects, for the domestic patent or PCT international patent that has been submitted for application or granted the patent right and listed in Appendix II, Adlai Nortye and Biotime Biotechnology will cooperate to submit the change application within [***] days from the effective date of this Agreement and the actual completion time of the change is subject to relevant laws and regulations as well as relevant policies of the administrative departments; for the subsequent unapplied compound patents based on PCT patents in the patent list of Appendix II and other patents that Biotime Biotechnology entrusts Adlai Nortye to apply for, Adlai Nortye and Biotime Biotechnology will cooperate to submit the application for change of patentee or patent applicant from Adlai Nortye to Biotime Biotechnology within [***] days after the application is accepted by relevant intellectual property authorities. Where the actual completion time of such change is delayed resulting from relevant laws and regulations or the policies of the administrative department, Adlai Nortye will not assume the corresponding legal liability.

[***]

3.3	Regarding the change (if any) of the applicant of clinical trial approval involved in the Transaction Objects, Adlai Nortye shall, within [***] days from the date of actually obtaining the relevant clinical trial approval, cooperate with Biotime Biotechnology to apply to the relevant administrative department for such change and the actual completion time of the change is subject to relevant laws and regulations as well as relevant policies of the administrative department. Where the actual completion time of such change is delayed resulting from relevant laws and regulations or the policies of the administrative department, Adlai Nortye will not assume the corresponding legal liability.

3.4	Adlai Nortye shall attach the list (i.e., Appendix I and Appendix II) when handing over all data and R&D results and deliver such materials to Party B by email, in person or by post.

Data delivery address: [***], designated recipient of Party B: [***], telephone: [***], E-mail: [***]

4.	Transaction Price

4.1	Transaction pricing

Both parties agree through negotiation that this transaction is composed of the [***] transfer price, product milestone fees and sales commission fees (collectively referred to as the “transaction price”).

Right and Interest Transfer Agreement (Confidential)

4.2	Payment arrangement

Both parties agree that the transaction price and payment arrangement shall be as follows:

(1)	The transaction price and payment arrangement for AN4005 and AN3025 are as follows:

a.	[***] transfer price: The [***] transfer price of “AN4005” and “AN3025” is RMB [***] and RMB [***] respectively. Biotime Biotechnology shall pay 100% of the [***] transfer price corresponding to the said New Drugs under Investigation to Adlai Nortye within forty-five (45) days from the effective date of this Agreement as the [***] transfer price. [***]

b.	Product milestone fees and sales commission fees: Both parties acknowledge that Adlai Nortye shall, upon the effectiveness of this Agreement, have the right to obtain the corresponding payments for the development, production or commercialization of “AN4005” and “AN3025” under this Agreement according to the development progress of New Drugs under Investigation and the sales results of the cooperative products after commercialization:

Milestone fees for AN4005
Development milestones for AN4005	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
	[***]	[***]
Sales milestones for AN4005	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
Sales commission fees for AN4005
1. [***]
2. [***]
3. [***]

Right and Interest Transfer Agreement (Confidential)

Milestone fees for AN3025
Development milestones for AN3025	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
	[***]	[***]
Sales milestones for AN3025	1. [***]	[***]
	2. [***]	[***]
	[***]	[***]
Sales commission fees for AN3025
1. [***]
2. [***]
3. [***]

(2)	The transaction price and payment arrangement for “AN0015”, “AN9015” and “AN6015” are as follows:

a.	[***] transfer price: The [***] transfer price of “AN0015”, “AN9015” and “AN6015” is RMB [***], RMB [***] and RMB [***] respectively. Biotime Biotechnology shall pay 100% of the [***] transfer price corresponding to the said New Drugs under Investigation to Adlai Nortye within forty-five (45) days from the effective date of this Agreement as the [***] transfer price. [***]

b.	Product milestone fees and sales commission fees: Both parties acknowledge that Adlai Nortye shall, upon the effectiveness of this Agreement, have the right to obtain the corresponding payments for the development, production or commercialization of “AN0015”, “AN9015” and “AN6015” under this Agreement according to the development progress of New Drugs under Investigation and the sales results of the Cooperative Products after commercialization:

Milestone fees for AN0015
Development milestones for AN0015	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
	[***]	[***]
Sales milestones for AN0015	1. [***]	[***]
	[***]	[***]
Sales commission fees for AN0015
[***]

Right and Interest Transfer Agreement (Confidential)

Milestone fees for AN9015
Development milestones for AN9015	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
	[***]	[***]
Sales milestones for AN9015	1. [***]	[***]
	[***]	[***]
Sales commission fees for AN9015
[***]

Milestone fees for AN6015
Development milestones for AN6015	1. [***]	[***]
	2. [***]	[***]
	3. [***]	[***]
	[***]	[***]
	[***]	[***]
Sales milestones for AN6015	1. [***]	[***]
	[***]	[***]
Sales commission fees for AN6015
[***]

In respect of the product milestone fees, Biotime Biotechnology shall pay the corresponding milestone fees in full to Adlai Nortye within thirty (30) days from the date on which each product milestone is triggered. In respect of the sales commission fees, Biotime Biotechnology shall pay the corresponding fees to Adlai Nortye within thirty (30) days after the end of each financial year. For the avoidance of doubt, the [***] transfer price, product milestone fees and sales commission fees agreed under Article 4.2 of this Agreement are independent of each other. The fees for which the payment terms have been met and which has been paid will not be returned due to subsequent failure to meet other payment terms. The fees for which the payment terms have been met but has not been paid shall be paid in accordance with the provisions of this Agreement, otherwise the breaching party shall be liable for breach of contract in accordance with Article 9 of this Agreement.

Right and Interest Transfer Agreement (Confidential)

4.3	Expense bearing

(1)	Except as otherwise agreed herein, the taxes and other related expenses incurred in connection with the transfer of the Transaction Objects hereunder shall be borne by both parties in accordance with laws or provisions of this Agreement.

(2)	After the Greater China rights and interests of “AN4005” and “AN3025” are transferred to Biotime Biotechnology, Biotime Biotechnology shall bear all R&D expenses incurred from the cooperative compound to the preclinical research, clinical trials and registration application of new drugs;

(3)	After the Global rights and interests of “AN0015”, “AN9015” and “AN6015” are transferred to Biotime Biotechnology, Biotime Biotechnology shall bear all R&D expenses incurred from the Cooperative Compound to the preclinical research, clinical trials and registration application of new drugs;

(4)	In order to ensure that all intellectual property rights related to the Transaction Objects can be applied for within the shortest time possible, after the effective date of this Agreement and before the completion of data handover, Adlai Nortye will continue to apply for all transaction compound patents and other intellectual property rights that Biotime Biotechnology agrees to apply for. All application fees for such intellectual property rights (including but not limited to agency fees, application fees, searching fees, change fees, etc.) from the date of submission of the application shall be paid by Biotime Biotechnology to Adlai Nortye within ten (10) days from the date of filing the application for change described in Article 3.2 of this Agreement.

Right and Interest Transfer Agreement (Confidential)

5.	Change Registration and Grace Period

5.1	Adlai Nortye undertakes to cooperate with Biotime Biotechnology to handle the registration application and change application registration of relevant intellectual property rights, regulatory approval and filing related to the Transaction Objects as well as other matters to achieve the purpose of this Agreement after the Agreement comes into force.

5.2	Special provisions regarding grace period: Biotime Biotechnology agrees to grant Adlai Nortye a reasonable grace period of [***] month(s), provided that Adlai Nortye has implemented the relevant patents involving the five Cooperative Compounds prior to the execution of this Agreement. Adlai Nortye shall cease to implement relevant patents within [***] month(s) after the signing of this Agreement.

6.	Representations and Warranties

6.1	Representations and warranties of Adlai Nortye

(1)	Adlai Nortye is a limited liability company established and duly existing in China according to law, and has the principal qualification to sign and perform this Agreement;

(2)	Adlai Nortye has taken all appropriate and necessary corporate actions to authorize the execution, delivery and performance of this Agreement. The authorized representative signing this Agreement on behalf of Adlai Nortye has full authority to sign this Agreement and is binding upon it;

(3)	Adlai Nortye has legal rights to the Transaction Objects hereunder and has the full right to perform the transaction. In addition, Transaction Objects or any rights and interests in connection with the Transaction Objects have no defects of right, nor have any encumbrance;

(4)	The progress of New Drugs under Investigation, handover data list and all used intellectual property rights of this Transaction Objects are disclosed in Appendix I. All patents and patent applications owned and used by Adlai Nortye for the New Drugs under Investigation of this Transaction Objects are disclosed in Appendix II. Adlai Nortye legally owns or has the right to use all intellectual property rights and other civil rights within the scope of this Transaction Objects. In terms of “AN4005”, “AN3025”, “AN0015”, “AN9015” and “AN6015” of this Transaction Objects in the corresponding right and interest regions, the preclinical research, clinical development, registration, production and marketing of these Cooperative Compounds and their specific indications and/or non-specific indications (if any) do not infringe any third party’s patent rights or other intellectual property rights. The patents, know-how, design rights, inventions, licenses and other intellectual property rights owned or used by Adlai Nortye in connection with the Cooperative Compounds comply with the laws and regulations of China. With regard to the process of obtaining such intellectual property rights by Adlai Nortye or its subsidiaries, Adlai Nortye, its R&D personnel and consultants have not infringed on other people’s intellectual property rights and trade secrets or violated contracts that are binding on them. Adlai Nortye has been diligent in maintaining the validity of its intellectual property rights on the Cooperative Compounds. As of the date hereof, Adlai Nortye has not received any claims from any third party claiming that the Transaction Object infringes or may infringe the intellectual property rights of a third party, or raising any objection to the use of any Transaction Object by Adlai Nortye. As far as Adlai Nortye knows, no third party has infringed or may infringe on the Transaction Objects. Except for the publicly disclosed information, the intellectual property rights (including but not limited to the design scheme, parameters, specifications, processes and drawings of relevant cooperative products, etc.) related to the R&D and production of cooperative products involved in the Transaction Objects transferred by Adlai Nortye are the trade secrets of Adlai Nortye. Adlai Nortye has taken appropriate measures to keep such trade secrets confidential and has not disclosed such information in any way to any party other than key personnel to whom the trade secrets are disclosed on a need-to-know basis;

Right and Interest Transfer Agreement (Confidential)

(5)	Adlai Nortye has not made any agreement, arrangement or commitment that could or might lead to restrictions on the rights of Transaction Objects;

(6)	The content of this Agreement and other transaction documents do not violate the Articles of Association or other forms of company documents of Adlai Nortye or the laws, regulations and the administrative orders of government authorities that should be applied to Adlai Nortye or other contracts or legal documents entered into by Adlai Nortye for which Adlai Nortye is a party. Nothing set forth in this Agreement shall relieve any third party from its obligations or grant it to exercise any right;

(7)	Adlai Nortye has disclosed and provided to Biotime Biotechnology all the information and data that it has mastered regarding the Transaction Objects. In addition, such information and data are true and accurate without intentional concealment or material omissions.

6.2	Representations and warranties of Biotime Biotechnology

(1)	Biotime Biotechnology is a limited liability company established and duly existing in China according to law, and has the principal qualification to sign and perform this Agreement;

(2)	Biotime Biotechnology has taken all appropriate and necessary corporate actions to authorize the execution, delivery and performance of this Agreement. The authorized representative signing this Agreement on behalf of Biotime Biotechnology has full authority to sign this Agreement and is binding upon it;

Right and Interest Transfer Agreement (Confidential)

(3)	The execution and performance of this Agreement by Biotime Biotechnology will not violate any existing agreements or other documents binding on it;

(4)	Biotime Biotechnology warrants that the sources of funds used to pay the transfer price under this Agreement are legal.

7.	Priority Rights and Subsequent Arrangements

7.1	Biotime Biotechnology shall exclusively own all the rights in the Transaction Objects upon the effectiveness of this Agreement.

7.2	Both parties shall acknowledge and register the technology contract concerning the Transaction Objects, and where necessary, separately sign a technology transfer contract issued by the Ministry of Science and Technology. However, both parties acknowledge that the technology transfer contract (the version from the Ministry of Science and Technology) signed separately is only for confirmation and registration by administrative departments. In case of any discrepancy between the terms of the transfer contract and those of this Agreement, this Agreement shall prevail. Adlai Nortye undertakes to complete the filing of the technology transfer contract with the competent department of science and technology within [***] days from the date of signing this Agreement. However, Adlai Nortye will not be liable for breach of contract, provided that the filing is delayed resulting from the reasons including but not limited to the changes in relevant national policies.

7.3	Biotime Biotechnology shall make commercial and reasonable efforts to fulfill its tasks under the development plan of New Drugs under Investigation and obtain, or procure to obtain the relevant regulatory approvals of New Drugs under Investigation in the corresponding right and interest regions. In case that Biotime Biotechnology discontinues or delays the R&D of the project for more than [***] months without reasonable reasons, Adlai Nortye has the right to withdraw the contractual rights and interests (both parties need to enter into the Rights and Interests Transfer Agreement, and specify the price, change filing, etc.) of the New Drugs under Investigation. Biotime Biotechnology shall undertake and be responsible for the follow-up R&D, drug registration application and other matters (including but not limited to cost input and personnel arrangement) after the transfer of relevant technology, phased research results and other relevant property rights of the New Drugs under Investigation.

7.4	Upon effectiveness of the Agreement, Biotime Biotechnology will decide and lead the application and maintenance of all patents concerning the New Drugs under Investigation at its sole discretion, including but not limited to reply to review opinions, modification of patent application documents, response to third party’s opinions or other administrative, civil and other legal procedures, payment of fees, etc. Adlai Nortye shall make every effort to assist Biotime Biotechnology in submitting and applying for patents for New Drugs under Investigation, including drafting, reviewing or revising the reply to the review opinions, and revising the patent claims as required by the Transferee. For one or more new drug(s) under investigation, if a proposed patent application (subject to Appendix I and Appendix II) is formed but has not been submitted prior to the effective date of this Agreement, such application shall, in principle, be submitted thereafter in the name of Biotime Biotechnology in the corresponding right and interest regions of Biotime Biotechnology or be submitted in the name of Adlai Nortye upon Biotime Biotechnology’s written consent and review and confirmation of the patent application text, and then be transferred to Biotime Biotechnology.

Right and Interest Transfer Agreement (Confidential)

7.5	In case that Biotime Biotechnology needs the assistance from Adlai Nortye in R&D matters that have been completed at present for the New Drugs under Investigation when applying for clinical approvals in the corresponding right and interest regions of New Drugs under Investigation or conducting other R&D works in the future, Adlai Nortye shall dispatch technical personnel to provide assistance and guidance. However, the relevant expenses incurred in the process of assistance and guidance shall be borne by Biotime Biotechnology. In case that Biotime Biotechnology needs relevant assistance data in the corresponding right and interest regions of New Drugs under Investigation in the future, including but not limited to the quality standards and technical parameters on production of drug substance and preparations, Adlai Nortye agrees to provide such assistance to Biotime Biotechnology at the cost price. After this Agreement comes into force, where necessary, the relevant parties may sign a data transfer agreement to stipulate the specific matters (as applicable).

7.6	[***]

7.7	In the follow-up R&D of the Cooperative Compounds, both parties agree to establish a R&D coordination group for the purpose of exchanging information on important matters such as R&D progress and intellectual property right changes of each cooperative compound every quarter, discussing the follow-up promotion plan of the R&D projects, and promoting the smooth progress of R&D projects. In addition, both parties may establish a joint supervisory committee composed of the same number of representatives appointed by both parties with respect to New Drugs under Investigation to advise, coordinate and supervise the development, commercial production activities and decision-making of New Drugs under Investigation.

7.8	[***]

7.9	[***]

7.10	Biotime Biotechnology undertakes that Adlai Nortye and its affiliates shall enjoy the priority right to the sub-contract production and sales of such cooperative products under the same conditions after obtaining the production license of any new drug under investigation in the Global Right and Interest Region (including the Greater China Right and Interest Region). After this Agreement becomes effective, the relevant parties shall separately sign a written agreement to stipulate the specific matters.

Right and Interest Transfer Agreement (Confidential)

7.11	In case that Biotime Biotechnology transfers all or part of its rights and interests in any country or region or all regions, Biotime Biotechnology shall, within [***] days from the date of signing the first transfer agreement or other relevant documents, pay to Adlai Nortye in one lump sum all the product milestone fees and sales commission fees actually generated by such cooperation products. Under such circumstance, the third party shall take over the obligations and perform the reconciliation formalities corresponding to the product milestone fees and sales commission fees which are payable by Biotime Biotechnology and have not occurred at the time of transfer but may occur in the future in such countries or regions concerning such rights and interests under Article 4.2 of this Agreement.

7.12	In case that Biotime Biotechnology authorizes all or part of its rights and interests in any country or region or all regions, Biotime Biotechnology shall, within [***] days from the date of signing the first authorization agreement or other relevant documents, pay to Adlai Nortye in one lump sum all the product milestone fees and sales commission fees actually generated by such cooperation products. In the event that the third party triggers a product milestone under Article 4.2 of this Agreement after obtaining such authorization, Adlai Nortye has the right to treat such event as a product milestone triggered by Biotime Biotechnology, and Biotime Biotechnology shall pay the corresponding product milestone fees to Adlai Nortye in accordance with Article 4.2 of this Agreement. Meanwhile, the sales of related products produced by the third party after obtaining such authorization shall be included in the product sales of Biotime Biotechnology. Finally, Biotime Biotechnology will pay the sales commission fees of products to Adlai Nortye in accordance with Article 4.2 of this Agreement (authorization of such rights and interests to Adlai Nortye or its associated entity is not subject to this clause).

7.13	[***]

7.14	For the avoidance of doubt, in case that Biotime Biotechnology transfers/ authorizes all or part of its rights and interests to its associated entity, the transfer/authorization will not be subject to the provisions of 7.11, 7.12, and 7.13 above. However, the associated entity after transfer shall assume the responsibilities which should be assumed by Biotime Biotechnology in this Agreement but have not been actually performed or have not occurred, including but not limited to the payment of product milestone fees, sales commission fees and [***].

7.15	[***]

8.	Trade Secrets

8.1	All data and information under this Agreement are classified as trade secrets. Neither party shall disclose or transfer the relevant technical data to any third party without the written consent of the other party, unless data and information is provided/publicly disclosed by both parties to a third party in the process of patent application, and drug approval and registration in accordance with relevant laws and regulations, or as required by relevant government authorities or the stock exchange where the securities of one party or its affiliates are listed (however, the providing/ disclosing party shall notify the other party in writing in advance). In case that the relevant technical data is disclosed due to any reason attributable to either party, the disclosing party shall compensate the other party for the losses.

Right and Interest Transfer Agreement (Confidential)

8.2	The term of protection of the said trade secrets starts from the date on which either party becomes aware of the trade secret to the date on which the public can obtain and become aware of the trade secret through legal means.

9.	Liability for Breach of Contract

9.1	Where Biotime Biotechnology fails to pay the transaction price to Adlai Nortye as agreed in Article 4.2 hereof, it shall pay Adlai Nortye liquidated damages equal to [***] percent of the transaction price overdue for each day. In the event that the overdue period exceeds [***] days, Adlai Nortye has the right to terminate this Agreement, and both parties shall reach an agreement on matters after termination through negotiations.

9.2	Adlai Nortye shall compensate Biotime Biotechnology for all losses suffered as a result of such violations that the representations and warranties made by Adlai Nortye in Article 6.1(4) are materially false or misleading, and Biotime Biotechnology has the right to suspend or terminate the performance of its obligations under this Agreement, provided that Biotime Biotechnology is unable to exercise its rights under this Agreement due to the said violations of Adlai Nortye.

9.3	Any breach of this Agreement by either party constitutes a breach of contract and the breaching party shall bear the corresponding liability for compensation to the non-breaching party. In addition, the non-breaching party shall have the right to terminate this Agreement and require the breaching party to compensate all losses on the condition that one party breaches this Agreement, fails to comply with its representations or warranties hereunder, or its representations or warranties hereunder are false or there are any material omission, which constitutes a material breach.

10.	Confidentiality

Both parties to this Agreement undertake to keep confidential all information covered by this Agreement. Neither party shall disclose to any other party such information without the permission of the other party, except for the purpose of this transaction (except that provided by the legal and financial professional consultants hired by both parties, as well as their audit and evaluation agencies) or except as necessary to comply with the relevant laws, regulations or provisions of the relevant stock exchange. In addition to the confidentiality clauses of this Agreement, both parties shall strictly abide by the confidentiality agreement if it is otherwise signed by both parties.

Right and Interest Transfer Agreement (Confidential)

11.	Force Majeure

11.1	In the event of a force majeure event, the party suffering from such event shall immediately notify the other party in the fastest way, and provide supporting document within [***] days to explain the details of the event and the reasons for the failure or partial failure to perform or delay the performance of this Agreement. Then the parties shall negotiate whether to postpone the performance of this Agreement or terminate this Agreement. The failure or delay of the party suffering from such event in performing this Agreement shall not constitute a breach of contract, provided that the said party fulfills its obligations under this Article.

12.	Applicable Law and Dispute Resolution

12.1	The conclusion, validity, interpretation, execution and dispute resolution of this Agreement shall be governed by the laws of Mainland China.

12.2	All disputes arising from or in connection with this Agreement shall be resolved by both parties through amicable negotiation. In case of failure to do so within [***] days from the date of occurrence of the dispute, either party shall have the right to submit such dispute to Shenzhen Court of International Arbitration for arbitration in accordance with its arbitration rules.

13.	Notice

13.1	Notices under this Agreement shall be sent by personal delivery, fax, express or other means agreed by both parties. Where a notice is sent by express, it shall be deemed to have been served when the other party actually signs for it. In case that the other party refuses to sign for it without justifiable reasons, the notice shall be deemed to have been served five days after the date of mailing. Where a notice is sent by personal delivery or fax, it shall be deemed to have been served the next day after the date of delivery. Where a notice is sent by fax, the original copy shall be delivered to the other party by express or personal delivery immediately after sending.

13.2	Contact information of the parties hereto is as follows:

(1)	Party A

Contact: [***]

Correspondence address: [***]

Zip code: [***]

Tel.: [***]      E-mail: [***]

Right and Interest Transfer Agreement (Confidential)

(2)	Party B

Contact: [***]

Correspondence address: [***]

Zip code: [***]

Tel.: [***]      E-mail: [***]

14.	Miscellaneous

14.1	This Agreement shall be concluded upon signature and seal of the authorized representatives of both parties and shall come into force after this transaction is reviewed and approved by the Board of Directors of Adlai Nortye Group.

14.2	Unless otherwise stipulated in this Agreement, neither party shall transfer its rights and obligations hereunder to a third party without the prior written consent of the other party.

14.3	In the event that any one or more provisions of this Agreement become invalid, illegal or unenforceable under any law, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected.

14.4	The appendixes hereto are an integral and effective part of this Agreement, and have the same legal effect as this Agreement. Any amendment to this Agreement and its appendixes shall become effective only by a written agreement signed by the parties hereto.

14.5	For unaccomplished matters, both parties shall separately negotiate and sign a written supplementary agreement, which shall have the same legal effect as this Agreement. In case of any discrepancy between the supplementary agreement and this Agreement, the supplementary agreement shall prevail.

14.6	This Agreement is executed in Chinese with four (4) original copies. Each party shall hold two (2) copies, each of which has the same legal effect.

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Right and Interest Transfer Agreement (Confidential)

There is no text in this page, which is the signature and seal page of Right and Interest Transfer Agreement.

Party A: Hangzhou Adlai Nortye Biopharma Co., Ltd. (seal)

Legal representative/authorized representative: [***]

Party B: Xiamen Biotime Biotechnology Co., Ltd. (seal)

Legal representative/authorized representative: [***]

Right and Interest Transfer Agreement (Confidential)

Appendix I Introduction to the Progress of New Drugs under Investigation and Handover Data List of the Transaction Objects

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Right and Interest Transfer Agreement (Confidential)

Appendix II List of Patents on New Drugs under Investigation

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